SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            February 1, 2005
                                                     _____________________________

ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)

Florida                     0-261           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)            File Number)        Identification No.)

Post Office Box 338, La Belle, Florida                 33975
_____________________________________________________________________________
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code     (863) 675-2966
                                _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.

Incorporated by reference is a press release issued by the Registrant on February 1, 2005, attached as Exhibit 01, announcing the withdrawal of a merger proposal by Atlantic Blue Trust, Inc..

Item 8.01. Exhibits.

( c ) Exhibit

Exhibit 01 - Press release announcing the withdrawal of a merger proposal by Atlantic Blue Trust, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC .

Date: February 1, 2005

By: /s/ W. Bernard Lester
W. Bernard Lester
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number    Description

01 Press release issued February 1, 2005

National Circuit
La Belle, Florida

Atlantic Blue Trust Withdraws Alico Restructuring Proposal

LA BELLE, FL. (February 1, 2005) - Alico, Inc. (Nasdaq: ALCO), announced today that Atlantic Blue Trust, Inc., the holder of approximately 48% of the outstanding common stock of Alico, had withdrawn its request that Alico consider a restructuring of Alico and the advisability of combining Atlantic Blue Trust’s operations with Alico.  Atlantic Blue Trust’s request was announced on August 26, 2004 and the board of directors of Alico had formed a special committee to review the request.

In its January 31, 2005 press release announcing the withdrawal, Atlantic Blue Trust stated that it had concluded that its interests as a shareholder of Alico, as well as those of all shareholders, would be best served at this time by permitting Alico’s management and Board of Directors to focus on managing Alico’s business and operations without the distraction of a possible restructuring.  Atlantic Blue Trust stated that it remains committed to its investment in Alico and has no intention of selling its Alico common stock at current market prices or even at a substantially higher price.

Alico, Inc. is an agribusiness company operating in Central and Southwest Florida. The Company owns approximately 141,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The Company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane and sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation, and oil exploration.

For Further Information Contact:   W. Bernard Lester
La Belle, Florida
(863) 675-2966